[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                        MFS(R) GLOBAL
                        GROWTH FUND
                        ANNUAL REPORT o OCTOBER 31, 2001

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 39 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Results of Shareholder Meeting ............................................ 12
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 24
Notes to Financial Statements ............................................. 31
Independent Auditors' Report .............................................. 37
Trustees and Officers ..................................................... 41

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
   MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
As I write this letter, it's been just over two months since the events of September 11, among the most tragic events ever to occur on U.S. soil. The human dimensions of September 11 have rightfully overshadowed all else, but the terrorist attacks were also unprecedented in terms of a market event.

POTENTIAL RECOVERY PUSHED OUT
Prior to September 11, we felt that the market was approaching bottom and might be on a slow, uneven, but upward trend toward recovery. On September 11, political uncertainty was added to the issues buffeting the economy, and the market subsequently hit new lows. Due largely to a decrease in air travel and the ripple effects in a large number of industries, companies announced a huge number of employee layoffs in the weeks following the attacks.

On October 31, the U.S. Commerce Department announced that gross domestic product (GDP) declined 0.4% in the third quarter, the first drop in GDP since 1993. With most economists expecting GDP growth to be negative in the fourth quarter as well, this announcement virtually assured that the economy has entered a recession. (A recession is generally defined as two or more consecutive quarters of declining GDP growth.)

We think the implication for investors is that the current economic downturn may last longer than we had previously expected, with a potential recovery pushed out farther into the future. However, it is important to note that the equity market had experienced a significant downturn prior to September 11, with many stocks already factoring in a slow growth environment.

ENCOURAGING SIGNS AMID A DOWNTURN
We do, however, have a strong belief that the U.S. economy and economies around the globe will indeed recover over time and perhaps emerge even stronger. In our view, the U.S. economy is already demonstrating a tremendous resiliency. After an initial slide when the market reopened after September 11, we witnessed a market rally that seemed amazing in light of the enormity of the tragedy: as of November 14, the Dow Jones Industrial Average is up 19%, the Standard & Poor's 500 Stock Index is up 18%, and the NASDAQ Composite Index is up 34%, compared to their post-September 11 lows. And all three indices are above their September 10 levels.(1)

Consumer spending, which accounts for about two-thirds of GDP, is certainly down and may remain so for a while. However, it does appear to be recovering slowly from the sharp drop we experienced immediately after September 11. In fact, a Commerce Department report released on November 13 reported that retail and food services sales jumped 7.1% in October, far exceeding economists' projections of a 2% increase over September sales.(2)

Prior to September 11, corporations were responding to the economic slowdown by trimming capacity, expenses, and payrolls, and the attacks accelerated that trend. Our experience in previous downturns has been that this type of environment, although painful in the short term, allows the best firms in various industries to emerge leaner and stronger, setting the stage for a healthier economy. A recent example is the economic slowdown of 1990 - 1991, a period that included the Gulf War. Corporate earnings fell, and the markets witnessed a large selloff; yet a short time later we began a nearly decade- long climb to all-time highs in both earnings and stock prices.

GOVERNMENT IS DOING ITS PART
Also encouraging is the urgency with which the U.S. government has stepped in to bolster the economy. As of November 14, the Federal Reserve Board (the Fed) has cut interest rates three times since the attacks, bringing rates to their lowest level in four decades. By decreasing the cost of borrowing money, rate cuts encourage buying by both corporations and consumers. Rate cuts also make interest rates on money market funds and certificates of deposit less attractive. This may stimulate investors to move money off the sidelines and into potentially higher-yielding investments -- such as corporate bonds and stocks -- that may do more to drive the economy.

President Bush and Congress also seem determined to help bolster the economy, and as of mid-November, several economic stimulus packages appear to be working their way through the legislative process.

INVESTING IN UNCERTAIN TIMES
The events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time. In equity investing, we continue to believe that, over the long term, stock prices follow earnings. We also remain convinced that valuation, or a stock's price in relation to factors such as earnings and cash flow, is important. In our view, a good company selling at an overly high price is not a good stock.

If anything, we think our investment approach is more valid than ever in the current environment. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive. From a long-term valuation standpoint, one could argue that it may be less risky to be in the market today than it has been in a long time.

At the present time, we see economic markets in the midst of tremendous short-term uncertainty. But we also see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. For further guidance in these difficult times, we believe it is critical for you to consult with your investment professional. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     November 14, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

(1) Source: Lipper Inc. and MFS research. The Dow Jones Industrial Average
    (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance.
(2) Source: The Wall Street Journal Online, November 14, 2001.

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended October 31, 2001, Class A shares of the fund provided a total return of -30.91%, Class B shares -31.39%, Class C shares -31.45%, and Class I shares -30.77%. These returns, which include the reinvestment of any dividend and capital gains distributions but exclude the effects of any sales charges, compare to a -25.16% return over the same period for the fund's benchmark, the Morgan Stanley Capital International All Country World Index (the MSCI Index). The MSCI Index is a capitalization-weighted index that monitors the performance of stocks from around the world. The index tracks stocks from 22 developed markets and 26 emerging markets. During the same period, the average global fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -25.80%.

Q.  WHAT CAUSED THE FUND TO LAG THE MSCI INDEX DURING THE PERIOD?

A. Prior to the terrorist attacks of September 11, we were beginning to see pockets of financial strength among certain companies, and many of them looked attractively valued to us, especially among the beaten down technology, media, and telecommunications (TMT) stocks. Unfortunately, this development led us to maintain our overweighted exposure to these stocks, which in turn hurt the fund's performance versus the MSCI Index. While TMT stocks have been out of favor with the market since the spring of 2000 and we significantly reduced the fund's exposure to these stocks during the period, we continue to believe that many of them have shown the best prospects for long-term growth and capital appreciation. In addition, valuations have become increasingly attractive to us, especially after the severe selloff we experienced following the September 11 attacks.

Q. DESPITE TREMENDOUS VOLATILITY AND SHARP DECLINES DURING THE PERIOD, YOU'VE REMAINED RELATIVELY UPBEAT ON GLOBAL EQUITIES. WHAT ARE YOUR REASONS FOR THIS OPTIMISM?

A. In our view, international equity markets seem better valued than they have been for many years. According to our research, international equities are cheaper than U.S. stocks in relation to our outlook for corporate profits. We also think it's important to point out that foreigners are much more accustomed to terrorism than we are in the United States, so we think spending patterns overseas are going to be less affected than in the United States. Therefore, we think the global economy and corporate profits will be less negatively affected by the recent terrorist attacks. The global economic outlook remains uncertain in our view; however, we think the tremendous volatility and, in some cases, indiscriminate selling have created opportunities to buy innovative companies with great franchises and strong long-term growth outlooks at attractive prices.

Q. OVER THE PAST DECADE, MANY EUROPEAN AND ASIAN COMPANIES HAVE EMBRACED THE SO-CALLED ANGLO-AMERICAN METHOD OF CREATING SHAREHOLDER VALUE. CAN THIS CONTINUE?

A. We think it can continue because when we look at productivity and returns on equity at many international companies, they are still behind the United States. We think this situation highlights the opportunities for European and Asian firms to increase efficiencies through cost-cutting measures and corporate restructuring; which have traditionally helped Anglo-American companies create shareholder value.

Q.  WHAT SECTORS AND STOCKS DO YOU LIKE?

A. We've been overweighted in health care stocks and maintained our significant exposure to the financial services sector. We're still worried about the capital-market-sensitive banks and the big investment banks that have been most negatively affected by the decline in the markets and slowdown in economic activity. Therefore, we've focused on the regional retail franchises such as Royal Bank of Scotland and Danske Bank that have more-stable loan books, such as home loan mortgages, rather than more speculative loans to telecom equipment companies. On balance we have been much more positive on insurance companies. Following the September 11 attacks, the knee-jerk reaction was to sell everything related to the insurance group because it was going to have tremendous losses. The fact remains, however, that not all insurance companies have exposure to the huge losses related to the terrorist attacks. In addition, we think supply will decrease because many insurers pull back on underwriting policies in this type of environment. In the process, premiums are generally increased, and we believe that a number of insurers may be well positioned to benefit from this trend.

Q.  WHAT ABOUT HEALTH CARE?

A. We've been increasing our weighting in health care companies for some time now because we have seen reliable long-term growth potential relative to most other sectors of the equity market. In addition, given the uncertain global economic environment, our belief that investors would flee to the relative safety of health care companies also turned out to be a beneficial strategy. French pharmaceutical company Sanofi-Synthelabo, medical device manufacturer Synthes-Stratec, and Swiss pharmaceutical company Novartis have stood out as strong performers.

Q.  WHICH HOLDINGS TURNED OUT TO BE DISAPPOINTMENTS?

A. It was difficult to find places to hide in this extremely difficult and volatile environment. Among the hardest hit, however, were our holdings in the TMT sectors. Significant detractors during the past 12 months include technology companies such as Cisco and Oracle, wireless communications companies such as Vodafone, and media and broadcasting companies such as EchoStar Communications and ProSieben.

Q.  WHEN DO YOU SEE THE GLOBAL ECONOMIC ENVIRONMENT IMPROVING?

A. A lot of people are calling for a rebound some time next year. We at MFS would concur with this expectation for a number of reasons. First, a lot of stocks have been hit really hard following the attacks of September 11. In our view, these tragic events created attractive stock valuations at a much quicker pace than we originally expected. In addition to attractive valuations, interest rates have come down significantly in the United States, they have been coming down steadily around the world, and there has been a surge in liquidity in the marketplace. We think all of these factors could help accelerate a market recovery next year.

/s/ David A. Antonelli                /s/  John E. Lathrop


    David A. Antonelli                     John E. Lathrop
    Director of International              Portfolio Manager
    Equity Research*

* The committee of MFS international research analysts is responsible for the day-to-day management of a portion of the fund under the general supervision of Mr. Antonelli.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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PORTFOLIO MANAGER'S PROFILE
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JOHN E. LATHROP, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R)
(MFS(R)) AND A MEMBER OF OUR LARGE-CAP GROWTH PORTFOLIO MANAGEMENT TEAM. HE MANAGES THE GLOBAL TELECOMMUNICATIONS, GLOBAL GROWTH, EMERGING GROWTH, AND LARGE-CAP GROWTH PORTFOLIOS FOR OUR MUTUAL FUNDS, VARIABLE ANNUITIES, INSTITUTIONAL ACCOUNTS, AND OFFSHORE INVESTMENT PRODUCTS.

JOHN JOINED MFS IN 1994 FROM PUTNAM INVESTMENTS, WHERE HE HAD WORKED AS AN EQUITY ANALYST, STATISTICAL ANALYST, AND INSTITUTIONAL ACCOUNT CONTROLLER. HE WAS NAMED VICE PRESIDENT IN 1996 OF MFS, PORTFOLIO MANAGER IN 1999, AND SENIOR VICE PRESIDENT IN 2001.

HE IS A GRADUATE OF NORTHWESTERN UNIVERSITY, WHERE HE WAS ELECTED TO PHI BETA KAPPA WITH HONORS IN ECONOMICS, AND HE EARNED AN M.B.A. DEGREE FROM CORNELL UNIVERSITY'S JOHNSON GRADUATE SCHOOL OF MANAGEMENT. JOHN HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
--------------------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:             SEEKS TO PROVIDE CAPITAL APPRECIATION BY INVESTING IN
                       SECURITIES OF COMPANIES WORLDWIDE GROWING AT RATES EXPECTED TO BE WELL ABOVE THE GROWTH RATE OF THE OVERALL U.S. ECONOMY.

COMMENCEMENT OF
INVESTMENT OPERATIONS: NOVEMBER 18, 1993

CLASS INCEPTION:       CLASS A  NOVEMBER 18, 1993
                       CLASS B  NOVEMBER 18, 1993
                       CLASS C  JANUARY 3, 1994
                       CLASS I  JANUARY 2, 1997

SIZE:                  $587.4 MILLION NET ASSETS AS OF OCTOBER 31, 2001
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends capital gains. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, November 18, 1993, through October 31, 2001. Index information is from December 1, 1993.)

                 MFS Global Growth        MSCI All Country
                   Fund - Class A           World Index
----------------------------------------------------------
11/93                $ 9,425                 $10,000
10/94                 10,964                  11,604
10/95                 11,564                  12,430
10/96                 13,383                  14,370
10/97                 15,414                  16,632
10/98                 15,107                  18,755
10/99                 20,868                  23,707
10/00                 26,547                  23,909
10/01                 18,343                  17,894

TOTAL RATES OF RETURN THROUGH OCTOBER 31, 2001

CLASS A
                                                         1 Year      3 Years      5 Years         Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -30.91%      +21.42%      +37.06%       +94.62%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -30.91%      + 6.68%      + 6.51%       + 8.74%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      -34.88%      + 4.60%      + 5.25%       + 7.93%
-------------------------------------------------------------------------------------------------------

CLASS B
                                                         1 Year      3 Years      5 Years         Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -31.39%      +18.78%      +32.10%       +83.13%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -31.39%      + 5.91%      + 5.73%       + 7.91%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      -33.50%      + 5.20%      + 5.48%       + 7.91%
-------------------------------------------------------------------------------------------------------

CLASS C
                                                         1 Year      3 Years      5 Years         Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -31.45%      +18.73%      +31.97%       +83.46%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -31.45%      + 5.89%      + 5.70%       + 7.93%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      -31.97%      + 5.89%      + 5.70%       + 7.93%
-------------------------------------------------------------------------------------------------------

CLASS I
                                                         1 Year      3 Years      5 Years         Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -30.77%      +22.35%      +38.87%       +97.18%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -30.77%      + 6.95%      + 6.79%       + 8.91%
-------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                         1 Year      3 Years      5 Years         Life*
-------------------------------------------------------------------------------------------------------
Average global fund+                                    -25.80%      + 1.32%      + 4.64%       + 7.48%
-------------------------------------------------------------------------------------------------------
MSCI All Country World Index#                           -25.16%      - 1.55%      + 4.48%       + 7.63%
-------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, November 18, 1993, through
    October 31, 2001. Index information is from December 1, 1993.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class C share performance includes the performance of the fund's Class B shares for periods prior to its inception (blended performance). Class I share performance includes the performance of the fund's Class A shares for periods prior to its inception (blended performance). Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance returns have not been adjusted to take into account differences in class- specific operating expenses. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period. Because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.
RISK CONSIDERATIONS -- continued

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investing in emerging growth companies is riskier than investing in more-established companies.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those countries than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 2001

FIVE LARGEST STOCK SECTORS

                FINANCIAL SERVICES                           16.3%
                TECHNOLOGY                                   15.6%
                UTILITIES & COMMUNICATIONS                   14.7%
                HEALTH CARE                                  14.4%
                ENERGY                                        6.3%

TOP 10 STOCK HOLDINGS

SANOFI-SYNTHELABO S.A.  2.4%                       SYNGENTA AG  1.6%
French global health care and pharmaceutical       Swiss agricultural chemical firm
company
                                                   CANON, INC.  1.5%
TYCO INTERNATIONAL LTD.  1.8%                      Japanese office equipment and imaging company
U.S. security systems, packaging, and electronic
equipment conglomerate                             FAST RETAILING CO.  1.3%
                                                   Japanese retail chain
VODAFONE GROUP PLC  1.8%
British wireless communications services provider  NOVARTIS AG  1.3%
                                                   Swiss pharmaceutical company
BP AMOCO PLC  1.7%
British oil exploration and production company     FREDDIE MAC  1.3%
                                                   U.S. mortgage banker and underwriter
TOTAL FINA ELF S.A.  1.6%
French oil exploration and production company

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At the special meeting of shareholders of the MFS Global Growth Fund, which was held on November 7, 2001, the following actions were taken:

ITEM 1. To elect a board of trustees.

                                                     NUMBER OF SHARES
                                          -------------------------------------
NOMINEE                                          FOR         WITHHOLD AUTHORITY
--------------------------------------------------------------------------------
Jeffrey L. Shames                         24,875,105                   504,848
John W. Ballen                            24,892,811                   487,142
Lawrence H. Cohn, M.D.                    24,867,981                   511,972
The Hon. Sir J. David Gibbons, KBE        24,868,445                   511,508
William R. Gutow                          24,875,241                   504,712
J. Atwood Ives                            24,874,004                   505,949
Abby M. O'Neill                           24,883,598                   496,355
Lawrence T. Perera                        24,874,057                   505,896
William J. Poorvu                         24,871,842                   508,111
Arnold D. Scott                           24,873,863                   506,090
J. Dale Sherratt                          24,891,815                   488,138
Elaine R. Smith                           24,872,720                   507,233
Ward Smith                                24,862,830                   517,123

ITEM 2. To amend or remove certain fundamental investment policies.

                                     NUMBER OF SHARES
--------------------------------------------------------------------------------
For                                        18,909,206
Against                                       501,204
Abstain                                       807,008
Broker Non-votes                            5,162,535

ITEM 3. To approve a new investment advisory agreement with Massachusetts Financial Services Company.

                                     NUMBER OF SHARES
--------------------------------------------------------------------------------
For                                        24,351,879
Against                                       390,417
Abstain                                       637,657

ITEM 4. To ratify the selection of the independent public accountants for the current fiscal year.

                                     NUMBER OF SHARES
--------------------------------------------------------------------------------
For                                        24,665,815
Against                                       164,493
Abstain                                       549,646

PORTFOLIO OF INVESTMENTS -- October 31, 2001

Stocks - 95.3%
--------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES              VALUE
--------------------------------------------------------------------------------------------------
Foreign Stocks - 55.8%
  Australia - 0.6%
    NRMA Insurance Group Ltd. (Insurance)                             1,982,370       $  3,159,023
    Qantas Airways Ltd. (Airlines)                                      172,500            340,793
                                                                                      ------------
                                                                                      $  3,499,816
--------------------------------------------------------------------------------------------------
  Bermuda - 0.3%
    Ace Ltd. (Insurance)                                                 52,500       $  1,850,625
--------------------------------------------------------------------------------------------------
  Brazil - 1.0%
    Aracruz Celulose S.A. (Forest and Paper Products)                   191,820       $  3,356,850
    Companhia Vale Rio Doce, ADR (Mining)                                 7,330            153,343
    Petroleo Brasileiro S.A., ADR (Oils and Gas)                         59,300          1,186,000
    Votorantim Celulose e Papel S.A., ADR (Forest and
      Paper Products)*                                                   61,340            889,430
                                                                                      ------------
                                                                                      $  5,585,623
--------------------------------------------------------------------------------------------------
  Canada - 1.5%
    Aliant, Inc. (Telecommunications)                                    45,830       $    858,066
    BCE, Inc. (Telecommunications)                                      113,930          2,521,271
    Manitoba Telecom Services, Inc. (Telecommunications)                138,220          2,853,625
    Manulife Financial Corp. (Insurance)                                105,770          2,617,079
                                                                                      ------------
                                                                                      $  8,850,041
--------------------------------------------------------------------------------------------------
  Chile - 0.1%
    Distribucion y Servicio S.A., ADR (Supermarkets)                     30,300       $    328,755
    Quinenco S.A., ADR (Telecommunications)*                             30,570            184,597
                                                                                      ------------
                                                                                      $    513,352
--------------------------------------------------------------------------------------------------
  China
    Jiangsu Expressway Co. Ltd. (Transportation)                      1,026,000       $    223,627
--------------------------------------------------------------------------------------------------
  Croatia - 0.1%
    Pliva d.d. Co., GDR (Medical and Health Products)                    45,150       $    387,775
--------------------------------------------------------------------------------------------------
  Czechoslovakia
    Cesky Telecom A.S. (Telecommunications)*                             27,500       $    215,006
--------------------------------------------------------------------------------------------------
  Denmark - 0.9%
    Danske Bank (Banks & Credit Cos.)                                   367,680       $  5,441,419
--------------------------------------------------------------------------------------------------
  Egypt - 0.1%
    Al Ahram Beverage Co. S.A.E., GDR (Beverages)*                       28,470       $    206,408
    Egypt Mobile Phone (Telecommunications)*                             30,680            266,939
                                                                                      ------------
                                                                                      $    473,347
--------------------------------------------------------------------------------------------------
  Estonia - 0.1%
    AS Eesti Telekom, GDR (Telecommunications)                           33,805       $    320,999
--------------------------------------------------------------------------------------------------
  Finland - 0.8%
    Nokia Corp., ADR (Telecommunications)                               236,870       $  4,858,204
--------------------------------------------------------------------------------------------------
  France - 6.7%
    Alstom (Transportation)                                             161,000       $  2,458,214
    Business Objects S.A. (Computer Software - Systems)*                 41,255          1,146,281
    Carrefour S.A. (Supermarket)                                         58,650          2,998,159
    Generale de Sante (Healthcare)*                                     116,250          1,719,551
    Sanofi-Synthelabo S.A. (Medical & Health Products)                  207,160         13,644,879
    Societe Television Francaise 1 (Entertainment)                       41,827            938,766
    Suez S.A. (Water)                                                    86,500          2,716,882
    Technip S.A. (Construction)                                          41,330          4,667,789
    Total Fina Elf S.A., "B" (Oils)                                      65,950          9,251,147
                                                                                      ------------
                                                                                      $ 39,541,668
--------------------------------------------------------------------------------------------------
  Germany - 2.8%
    Fresenius AG, Preferred (Medical Supplies)                           19,420       $  1,562,890
    Fresenius Medical Care AG, Preferred (Medical
      Supplies)                                                          92,990          4,222,637
    HypoVereinsbank (Banks and Credit Cos.)                              25,210            776,861
    Linde AG (Engineering)                                               61,000          2,438,684
    Munchener Ruckvers AG (Financial Services)                            9,550          2,520,389
    ProSieben Sat.1 Media AG, Preferred (Broadcasting)                   23,760            126,054
    SAP AG, ADR (Computer Software - Systems)                            27,910          2,886,116
    Software AG (Computer Software - Services)                           51,290          2,034,812
                                                                                      ------------
                                                                                      $ 16,568,443
--------------------------------------------------------------------------------------------------
  Greece - 0.4%
    Cosmote S.A. (Telecommunications)                                   257,183       $  2,372,716
--------------------------------------------------------------------------------------------------
  Hong Kong - 1.1%
    Cheung Kong Infrasructure Holdings Ltd.
      (Construction)                                                    740,000       $  1,200,190
    CNOOC Ltd. (Oils)                                                 1,002,500            983,271
    Hong Kong & China Gas Ltd. (Oil and Gas)                            620,000            775,040
    Hong Kong Electric Holdings Ltd. (Utilities -
      Electric)                                                         744,000          2,823,529
    Hong Kong Exchanges & Clearing Ltd. (Financial
      Services)                                                         252,000            339,248
    Texwinca Holdings, Ltd. (Textiles)                                  456,000            166,624
    Zhejiang Expressway Co., Ltd. (Construction)                      1,450,000            338,351
                                                                                      ------------
                                                                                      $  6,626,253
--------------------------------------------------------------------------------------------------
  Hungary - 0.3%
    Gedeon Richter Ltd., GDR (Pharmaceuticals)                           14,660       $    796,750
    Magyar Tavkozlesi Rt., ADR (Telecommunications)                      30,835            479,484
    OTP Bank (Banks and Credit Cos.)                                      8,330            436,909
                                                                                      ------------
                                                                                      $  1,713,143
--------------------------------------------------------------------------------------------------
  India - 0.4%
    Hindalco Industries Ltd. (Metals)##                                  12,800       $    149,084
    Hindustan Lever Ltd. (Consumer Products)                            172,840            776,410
    Housing Development Finance Corp., Ltd. (Financial Services)         60,910            887,096
    Mahanagar Telephone Nigam Ltd., ADR (Telecommunications)*            60,790            328,333
    Videsh Sanchar Nigam Ltd. (Telecommunications)                       33,630            326,211
                                                                                      ------------
                                                                                      $  2,467,134
--------------------------------------------------------------------------------------------------
  Ireland - 0.3%
    Bank of Ireland (Banks and Credit Cos.)                             193,480       $  1,727,593
--------------------------------------------------------------------------------------------------
  Israel - 0.2%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                              20,400       $    602,208
    Partner Communications Co. Ltd., ADR (Cellular Phones)*              86,410            475,255
                                                                                      ------------
                                                                                      $  1,077,463
--------------------------------------------------------------------------------------------------
  Italy - 0.8%
    Assicurazioni Generali S.p.A. (Insurance)                           177,670       $  4,864,717
--------------------------------------------------------------------------------------------------
  Japan - 7.9%
    Asahi Breweries, Ltd. (Food & Beverage Products)                    420,000       $  4,380,999
    Canon, Inc. (Business Machines)                                     295,000          8,571,662
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)                    284,000          4,146,882
    Daikin Industries, Ltd. (Machinery)                                 123,000          1,776,934
    Fast Retailing Co. (Retail)                                          64,000          7,443,683
    Honda Motor Co., Ltd. (Automotive)                                  133,200          4,772,674
    Murata Manufacturing Co. Ltd. (Electronics)                          14,100            883,839
    Secom Co., Ltd. (Business Services)                                  74,400          3,868,169
    Shionogi & Co., Ltd. (Pharmaceuticals)                              102,000          1,823,213
    Shiseido Co., Ltd. (Consumer Products)                              144,000          1,423,311
    Stanley Electric Co., Ltd. (Electronics)                            126,000            982,125
    Tokyo Broadcasting System, Inc. (Broadcasting)                      122,000          2,041,299
    Tokyo Gas Co. Ltd. (Gas)                                          1,286,000          3,999,070
                                                                                      ------------
                                                                                      $ 46,113,860
--------------------------------------------------------------------------------------------------
  Mexico - 2.7%
    Cemex S.A. (Construction)                                            90,566       $  2,083,018
    Cifra S.A. de C.V. (Retail)                                          49,300            106,517
    Coca-Cola Femsa S.A., ADR (Beverages)                                36,570            734,691
    Fomento Economico Mexicano S.A. (Food & Beverage
      Products)                                                          28,400            880,400
    Grupo Aeroportuario del Sureste S.A. de C.V., ADR
      (Transportation)*                                                 269,525          3,315,158
    Grupo Continential S.A. (Food and Beverage Products)                206,240            262,419
    Grupo Financiero BBVA Bancomer S.A. de C.V. (Finance)             1,438,600          1,089,896
    Grupo Financiero Banorte S.A. de C.V. (Finance)*                    100,000            161,343
    Grupo Modelo S.A. de C.V. (Brewery)*                                445,700          1,024,542
    Grupo Televisa S.A., ADR (Entertainment)*                            24,800            755,160
    Telefonos de Mexico S.A., ADR (Telecommunications)                   86,155          2,934,439
    Transportacion Maritima Mexicana SA de C.V.
      (Transportation)                                                   76,020            605,119
    Tubos de Acero de Mexico S.A. (Steel)                                15,150            142,410
    Wal-Mart de Mexico S.A. de C.V. (Retail)                            624,695          1,489,937
                                                                                      ------------
                                                                                      $ 15,585,049
--------------------------------------------------------------------------------------------------
  Netherlands - 3.8%
    Akzo Nobel N.V. (Chemicals)                                          84,890       $  3,476,971
    Fugro N.V. (Engineering)*                                            41,556          2,120,585
    Jomed N.V. (Medical and Health Products)*                            54,140          1,324,526
    Koninklijke Philips Electronics N.V. (Electronics)                  149,357          3,389,777
    Libertel N.V. (Cellular Phones)*                                    302,780          2,316,930
    STMicroelectronics N.V. (Electronics)                                89,800          2,511,706
    Unilever N.V. (Consumer Goods and Services)                          84,240          4,408,568
    VNU N.V. (Publishing)*                                               99,350          2,894,470
                                                                                      ------------
                                                                                      $ 22,443,533
--------------------------------------------------------------------------------------------------
  Norway - 0.2%
    Tandberg ASA (Telecommunications)*                                   50,600       $    907,004
--------------------------------------------------------------------------------------------------
  Panama - 0.1%
    Banco Latinoamericano de Exportaciones, S.A. (Banks
      and Credit Cos.)                                                    9,750       $    284,505
--------------------------------------------------------------------------------------------------
  Peru - 0.1%
    Compania de Minas Buenaventura, ADR (Mining)                         25,420       $    515,009
--------------------------------------------------------------------------------------------------
  Philippines - 0.1%
    Bank of Philippine Islands (Banks and Credit Cos.)                  200,500       $    156,610
    San Miguel Corp., "B" (Brewery)                                     223,719            194,163
                                                                                      ------------
                                                                                      $    350,773
--------------------------------------------------------------------------------------------------
  Poland - 0.1%
    Bank Polska Kasa Opieki S.A., GDR (Banks & Credit Cos.)*             24,400       $    443,836
    Telekomunikacja Polska S.A., GDR
      (Telecommunications)*                                              65,200            243,000
                                                                                      ------------
                                                                                      $    686,836
--------------------------------------------------------------------------------------------------
  Russia - 0.9%
    AO VimpelCom, ADR (Telecommunications)*                              46,050       $    911,790
    JSC Mining and Smelting Company Norilsk Nickel, ADR
      (Mining)*                                                          29,300            344,178
    Lukoil Oil Co., ADR (Oils)                                           16,960            752,705
    Mobile Telesystems, ADR (Telecommunications)*                        30,750            870,840
    RAO Unified Energy System (UES), ADR (Utilities -
      Electric)                                                          67,900            666,099
    Surgutneftegaz, ADR (Oils and Gas)                                   56,420            715,688
    Yukos Corp., ADR (Oils)*                                             17,990          1,005,893
                                                                                      ------------
                                                                                      $  5,267,193
--------------------------------------------------------------------------------------------------
  Scotland - 1.1%
    Royal Bank of Scotland Group PLC (Banks & Credit Cos.)              271,598       $  6,489,010
--------------------------------------------------------------------------------------------------
  South Africa - 0.8%
    Anglo American Platinum Corp. Ltd. (Metals)                          23,440       $    766,023
    Impala Platinum Holdings Ltd. (Minerals)                             20,050            713,490
    Liberty Life Association of Africa Ltd. (Insurance)                  49,150            279,344
    M-Cell Ltd. (Cellular Phones)                                       302,586            479,669
    Sanlam Ltd. (Insurance)                                             338,790            316,129
    Sappi Ltd., ADR (Forest & Paper Products)*                           38,900            363,112
    Sasol Ltd. (Oils)                                                    64,900            566,365
    South African Breweries Ltd. (Brewery)                              120,126            748,972
    Standard Bank Investment Corp., Ltd. (Banks and
      Credit Cos.)                                                      153,300            503,913
                                                                                      ------------
                                                                                      $  4,737,017
--------------------------------------------------------------------------------------------------
  South Korea - 4.0%
    Hanwha Chemical Corp. (Chemicals)*                                  136,030       $    281,897
    Korea Telecom Corp. (Telecommunications)                             60,870          2,271,975
    Korea Telecom Corp., ADR (Telecommunications)*                      232,420          4,843,633
    Korea Tobacco & Ginseng Corp., GDR (Tobacco)*                        94,200            698,022
    LG Chem Investment Ltd. (Chemicals)                                  13,337             68,552
    LG Chemical Ltd. (Chemicals)*                                        26,685            332,006
    LG Household & Healthcare Ltd. (Special products and
      services)*                                                          6,455            140,795
    Samsung Electronics (Electronics)                                    43,820          5,911,952
    Samsung Fire & Marine Insurance Co., Ltd. (Insurance
      - Property & Casualty)                                             53,450          1,683,301
    SK Telecom Co., Ltd. (Telecommunications)                            20,870          3,984,125
    SK Telecom Ltd., ADR (Telecommunications)*                          160,410          3,381,443
                                                                                      ------------
                                                                                      $ 23,597,701
--------------------------------------------------------------------------------------------------
  Spain - 1.5%
    Gas Natural SDG S.A. (Gas)                                          107,100       $  1,921,271
    Iberdrola S.A. (Utilities - Electric)                               364,220          5,001,024
    Telefonica S.A. (Telecommunications)                                172,010          2,063,316
                                                                                      ------------
                                                                                      $  8,985,611
--------------------------------------------------------------------------------------------------
  Sweden - 0.7%
    Saab AB, "B" (Aerospace)                                            317,927       $  2,608,549
    Securitas AB (Consumer Goods and Services)                           87,710          1,459,860
                                                                                      ------------
                                                                                      $  4,068,409
--------------------------------------------------------------------------------------------------
  Switzerland - 4.2%
    Givaudan S.A. (Chemicals)                                             4,550       $  1,391,437
    Julius Baer Holdings Ltd. (Financial Services)*                       2,698            823,426
    Novartis AG (Medical & Health Products)                             197,660          7,392,605
    Syngenta AG (Chemicals)*                                            171,846          8,776,233
    Synthes-Stratec, Inc. (Medical & Health Products)*##                  9,083          5,949,365
                                                                                      ------------
                                                                                      $ 24,333,066
--------------------------------------------------------------------------------------------------
  Taiwan - 0.1%
    Fubon Insurance Co., GDR (Insurance)                                 45,200       $    392,336
--------------------------------------------------------------------------------------------------
  Thailand - 0.1%
    Advanced Info Service Public Co., Ltd. (Cellular Phones)            776,000       $    720,609
--------------------------------------------------------------------------------------------------
  Turkey
    Vestel Elektronik Sanayi ve Ticaret A.S. (Electronics)*         104,082,800       $    180,017
--------------------------------------------------------------------------------------------------
  United Kingdom - 8.9%
    Anglo American PLC (Mining)                                         114,500       $  1,463,437
    Billiton PLC (Minerals)                                             160,000            679,723
    BP Amoco PLC, ADR (Oils)                                            193,734          9,365,102
    British Sky Broadcasting Group PLC (Broadcasting)*                   89,260            998,237
    CGNU PLC (Insurance)*                                               348,833          4,179,819
    Diageo PLC (Food & Beverage Products)*                              604,296          6,025,266
    HSBC Holdings PLC (Banks & Credit Cos.)*                            433,681          4,746,130
    Lonmin PLC (Mining)                                                  59,500            682,700
    NEXT PLC (Retail)                                                   195,093          2,462,337
    Reckitt Benckiser PLC (Consumer Goods & Services)                   148,900          2,076,117
    Reed International PLC (Publishing)                                 670,570          5,483,255
    Standard Chartered PLC (Banks & Credit Cos.)                        135,130          1,348,325
    Vodafone Group PLC (Telecommunications)                           4,427,968         10,225,571
    Vodafone Group PLC, ADR (Telecommunications)                        110,119          2,545,951
                                                                                      ------------
                                                                                      $ 52,281,970
--------------------------------------------------------------------------------------------------
  Venezuela
    Cemex Venezuela S.A.C.A. (Building Materials)                       453,359       $     81,736
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                  $327,200,208
--------------------------------------------------------------------------------------------------
U.S. Stocks - 39.4%
  Apparel & Textiles - 0.3%
    Nike, Inc., "B"                                                      30,500       $  1,505,480
--------------------------------------------------------------------------------------------------
  Automotive - 0.4%
    Harley-Davidson, Inc.                                                46,420       $  2,100,969
--------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 0.7%
    Bank of America Corp.                                                33,900       $  1,999,761
    FleetBoston Financial Corp.                                          59,000          1,938,740
                                                                                      ------------
                                                                                      $  3,938,501
--------------------------------------------------------------------------------------------------
  Biotechnology - 2.2%
    Abbott Laboratories, Inc.                                            92,300       $  4,890,054
    Guidant Corp.*                                                       88,500          3,673,635
    Pharmacia Corp.                                                     105,310          4,267,161
                                                                                      ------------
                                                                                      $ 12,830,850
--------------------------------------------------------------------------------------------------
  Business Machines - 1.5%
    Affiliated Computer Services, Inc., "A"*                             16,080       $  1,415,844
    International Business Machines Corp.                                20,600          2,226,242
    Sun Microsystems, Inc.*                                             158,500          1,608,775
    Texas Instruments, Inc.                                             138,700          3,882,213
                                                                                      ------------
                                                                                      $  9,133,074
--------------------------------------------------------------------------------------------------
  Business Services - 2.3%
    Automatic Data Processing, Inc.                                      24,000       $  1,239,840
    BISYS Group, Inc.*                                                   45,780          2,381,476
    Concord EFS, Inc.*                                                  101,000          2,764,370
    DST Systems, Inc.*                                                   28,140          1,152,333
    First Data Corp.                                                     49,290          3,330,525
    Fiserv, Inc.*                                                        69,370          2,579,870
                                                                                      ------------
                                                                                      $ 13,448,414
--------------------------------------------------------------------------------------------------
  Cellular Phones - 0.6%
    Motorola, Inc.                                                       81,600       $  1,335,792
    Sprint Corp. (PCS Group)*                                            91,610          2,042,903
                                                                                      ------------
                                                                                      $  3,378,695
--------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.2%
    Cisco Systems, Inc.*                                                157,350       $  2,662,362
    Dell Computer Corp.*                                                 69,300          1,661,814
    Lexmark International, Inc.*                                         56,000          2,506,000
                                                                                      ------------
                                                                                      $  6,830,176
--------------------------------------------------------------------------------------------------
  Computer Software - 0.9%
    Oracle Corp.*                                                       306,740       $  4,159,395
    Rational Software Corp.*                                            101,160          1,327,219
                                                                                      ------------
                                                                                      $  5,486,614
--------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.1%
    Mercury Interactive Corp.*                                           13,500       $    321,570
    Microsoft Corp.*                                                    106,040          6,166,226
                                                                                      ------------
                                                                                      $  6,487,796
--------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.7%
    SunGard Data Systems, Inc.*                                          53,000       $  1,335,600
    VERITAS Software Corp.*                                              92,910          2,636,786
                                                                                      ------------
                                                                                      $  3,972,386
--------------------------------------------------------------------------------------------------
  Computer Software - Systems - 1.2%
    Adobe Systems, Inc.                                                  46,200       $  1,219,680
    Cadence Design Systems, Inc.*                                       125,490          2,652,858
    EMC Corp.*                                                           52,440            646,061
    Extreme Networks, Inc.*                                              62,100            725,949
    Peoplesoft, Inc.*                                                    47,400          1,411,098
    Siebel Systems, Inc.*                                                18,700            305,371
                                                                                      ------------
                                                                                      $  6,961,017
--------------------------------------------------------------------------------------------------
  Conglomerates - 2.4%
    General Electric Co.                                                 99,780       $  3,632,990
    Tyco International Ltd.                                             211,450         10,390,653
                                                                                      ------------
                                                                                      $ 14,023,643
--------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.4%
    Gillette Co.                                                         78,000       $  2,425,020
--------------------------------------------------------------------------------------------------
  Electronics - 1.4%
    Analog Devices, Inc.*                                                95,700       $  3,636,600
    Micron Technology, Inc.*                                             59,700          1,358,772
    Novellus Systems, Inc.*                                              26,400            871,992
    QLogic Corp.*                                                        57,500          2,262,625
                                                                                      ------------
                                                                                      $  8,129,989
--------------------------------------------------------------------------------------------------
  Energy - 0.3%
    Dynegy, Inc.                                                         47,900       $  1,719,610
--------------------------------------------------------------------------------------------------
  Entertainment - 2.5%
    AOL Time Warner, Inc.*                                              132,200       $  4,125,962
    Clear Channel Communications, Inc.*                                  76,500          2,916,180
    Fox Entertainment Group, Inc.*                                      120,000          2,641,200
    Viacom, Inc., "B"*                                                  134,400          4,906,944
                                                                                      ------------
                                                                                      $ 14,590,286
--------------------------------------------------------------------------------------------------
  Financial Institutions - 3.4%
    Citigroup, Inc.                                                     158,817       $  7,229,350
    Freddie Mac                                                         107,400          7,283,868
    Goldman Sachs Group, Inc.                                            35,500          2,774,680
    Merrill Lynch & Co., Inc.                                            51,200          2,237,952
    State Street Corp.                                                   10,480            477,259
                                                                                      ------------
                                                                                      $ 20,003,109
--------------------------------------------------------------------------------------------------
  Financial Services - 0.3%
    Mellon Financial Corp.                                               58,300       $  1,958,880
--------------------------------------------------------------------------------------------------
  Healthcare - 0.1%
    Anthem, Inc.*                                                        15,500       $    649,140
--------------------------------------------------------------------------------------------------
  Insurance - 3.3%
    AFLAC, Inc.                                                         161,110       $  3,940,751
    American International Group, Inc.                                   80,570          6,332,802
    CIGNA Corp.                                                          22,700          1,654,830
    MetLife, Inc.                                                        88,300          2,375,270
    Principal Financial Group, Inc.*                                     10,870            244,575
    The St. Paul Cos., Inc.                                              83,200          3,818,880
    UnumProvident Corp.                                                  48,600          1,090,098
                                                                                      ------------
                                                                                      $ 19,457,206
--------------------------------------------------------------------------------------------------
  Internet - 0.3%
    CNET Networks, Inc.*                                                 50,900       $    251,446
    VeriSign, Inc.*                                                      46,510          1,800,402
                                                                                      ------------
                                                                                      $  2,051,848
--------------------------------------------------------------------------------------------------
  Machinery - 0.5%
    Danaher Corp.                                                        51,600       $  2,876,184
--------------------------------------------------------------------------------------------------
  Medical & Health Products - 3.7%
    Allergan, Inc.                                                       21,200       $  1,521,948
    American Home Products Corp.                                         90,750          5,066,573
    Applera Corp. - Applied Biosystems Group                            124,900          3,644,582
    Eli Lilly & Co.                                                      33,400          2,555,100
    Pfizer, Inc.                                                        135,910          5,694,629
    Schering Plough Corp.                                                88,000          3,271,840
                                                                                      ------------
                                                                                      $ 21,754,672
--------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.2%
    Discovery Partners International*                                       120       $        494
    IMS Health, Inc.                                                     62,700          1,339,899
                                                                                      ------------
                                                                                      $  1,340,393
--------------------------------------------------------------------------------------------------
  Metals & Mining - 0.1%
    Freeport-McMoRan Copper & Gold, Inc.*                                46,700       $    518,370
--------------------------------------------------------------------------------------------------
  Oil Services - 1.4%
    El Paso Corp.                                                        64,200       $  3,149,652
    Grant Pride Co., Inc.*                                              114,240          1,038,442
    Noble Drilling Corp.*                                                55,640          1,699,802
    Santa Fe International Corp.                                        107,200          2,609,248
                                                                                      ------------
                                                                                      $  8,497,144
--------------------------------------------------------------------------------------------------
  Oils - 0.8%
    Anadarko Petroleum Corp.                                             42,500       $  2,424,625
    Charter Communications, Inc.*                                       174,900          2,473,086
                                                                                      ------------
                                                                                      $  4,897,711
--------------------------------------------------------------------------------------------------
  Retail - 0.6%
    Costco Wholesale Corp.*                                              79,600       $  3,011,268
    Kohl's Corp.*                                                        12,600            700,686
                                                                                      ------------
                                                                                      $  3,711,954
--------------------------------------------------------------------------------------------------
  Special Products & Services - 0.5%
    Minnesota Mining & Manufacturing Co.                                 26,300       $  2,745,194
--------------------------------------------------------------------------------------------------
  Supermarkets - 0.9%
    Kroger Co.*                                                         113,230       $  2,769,606
    Safeway, Inc.*                                                       60,690          2,527,738
                                                                                      ------------
                                                                                      $  5,297,344
--------------------------------------------------------------------------------------------------
  Telecommunications - 1.3%
    CIENA Corp.*                                                         14,280       $    232,193
    Comverse Technology, Inc.*                                           79,100          1,487,871
    EchoStar Communications Corp.*                                      167,400          3,882,006
    Qwest Communications International, Inc.                            148,200          1,919,190
    Time Warner Telecom, Inc.*                                           18,300            200,568
                                                                                      ------------
                                                                                      $  7,721,828
--------------------------------------------------------------------------------------------------
  Telecom - Wireless - 1.4%
    American Tower Corp., "A"*                                          125,060       $  1,378,161
    AT&T Wireless Services, Inc.*                                       201,700          2,912,548
    QUALCOMM, Inc.*                                                      81,500          4,003,280
                                                                                      ------------
                                                                                      $  8,293,989
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.5%
    AES Corp.*                                                          102,400       $  1,418,240
    Calpine Corp.*                                                       58,400          1,445,400
                                                                                      ------------
                                                                                      $  2,863,640
--------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                     $231,601,126
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $610,630,839)                                          $559,543,922
--------------------------------------------------------------------------------------------------
Preferred Stocks
--------------------------------------------------------------------------------------------------
Foreign Stocks - 0.1%
    Banco Itau S.A., Preferred (Banks and Credit Cos.)                9,517,500       $    604,320
    Itausa Investimentos Itau S.A., Preferred
      (Conglomerate)                                                    196,567            138,274
                                                                                      ------------
                                                                                      $    742,594
--------------------------------------------------------------------------------------------------

Convertible Bonds - 0.6%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------
Foreign Bonds - 0.5%
  Grand Cayman Islands - 0.5%
    HMC Cayman Finance Co. (Finance), 3s, 2003                            2,230       $  2,274,600
    IBK Cayman Finance Co. (Finance)##, 1.5s, 2003                          740            784,400
                                                                                      ------------
                                                                                      $  3,059,000
--------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                   $  3,059,000
--------------------------------------------------------------------------------------------------
U.S. Bonds - 0.1%
  Telecommunications - 0.1%
    Acer Communications & Multimedia (Telecommunications), 0s, 2006     $   764       $    770,685
--------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $3,790,608)                                 $  3,829,685
--------------------------------------------------------------------------------------------------
Short-Term Obligations - 4.5%
--------------------------------------------------------------------------------------------------
    American General Corp., due 11/01/01                                $   576            576,000
    American General Finance Corp., due 11/01/01                            597            597,000
    Cargill, Inc., due 11/01/01                                           2,380          2,380,000
    Federal Home Loan Mortgage Discount Notes, due 11/13/01              11,327         11,317,938
    General Electric Capital Corp., due 11/01/01                          2,499          2,499,000
    Prudential Funding Corp., due 11/01/01                                1,557          1,557,000
    UBS Finance, Inc., due 11/01/01                                       7,483          7,483,000
--------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                       $ 26,409,938
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $640,831,385)                                     $589,783,551
Other Assets, Less Liabilities - (0.4)%                                                 (2,392,774)
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $587,390,777
--------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------
OCTOBER 31, 2001
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $640,831,385)       $589,783,551
  Investments of cash collateral for securities loaned, at
identified cost and value                                       50,569,209
  Cash                                                              14,765
  Foreign currency, at value (identified cost, $553,272)           531,655
  Receivable for investments sold                                1,972,225
  Receivable for fund shares sold                                  392,718
  Dividends and interest receivable                                645,907
  Other assets                                                      10,244
                                                             -------------
      Total assets                                           $643,920,274
                                                             -------------
Liabilities:
  Payable for investments purchased                          $   3,275,705
  Payable for fund shares reacquired                             2,380,599
  Collateral for securities loaned, at value                    50,569,209
  Payable to affiliates -
    Management fee                                                  14,492
    Shareholder servicing agent fee                                  1,610
    Distribution and service fee                                    10,419
  Accrued expenses and other liabilities                           277,463
                                                             -------------
      Total liabilities                                      $  56,529,497
                                                             -------------
Net assets                                                   $ 587,390,777
                                                             =============
Net assets consist of:
  Paid-in capital                                            $ 808,545,583
  Unrealized depreciation on investments and translation of
    assets
    and liabilities in foreign currencies                      (51,079,159)
  Accumulated net realized loss on investments and foreign
    currency transactions                                     (170,005,626)
  Accumulated net investment loss                                  (70,021)
                                                             -------------
      Total                                                  $ 587,390,777
                                                             =============
Shares of beneficial interest outstanding                     40,850,051
                                                              ==========
Class A shares:
  Net asset value per share
    (net assets of $268,547,519 / 18,393,771 shares of
     beneficial interest outstanding)                           $14.60
                                                                ======
  Offering price per share (100 / 94.25 of net asset value
     per share)                                                 $15.49
                                                                ======
Class B shares:
  Net asset value and offering price per share
    (net assets $268,517,583 / 18,900,705 shares of
     beneficial interest outstanding)                           $14.21
                                                                ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $44,241,107 / 3,142,046 shares of
     beneficial interest outstanding)                           $14.08
                                                                ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $6,084,568 / 413,529 shares of
     beneficial interest outstanding)                           $14.71
                                                                ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2001
------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                     $   8,858,224
    Interest                                                          1,858,615
    Foreign taxes withheld                                             (706,773)
                                                                  -------------
      Total investment income                                     $  10,010,066
                                                                  -------------
  Expenses -
    Management fee                                                $   6,698,372
    Trustees' compensation                                               41,295
    Shareholder servicing agent fee                                     744,263
    Distribution and service fee (Class A)                            1,146,944
    Distribution and service fee (Class B)                            3,535,476
    Distribution and service fee (Class C)                              553,455
    Administrative fee                                                   86,534
    Custodian fee                                                       774,826
    Printing                                                             55,060
    Postage                                                             138,249
    Auditing fees                                                        34,552
    Legal fees                                                           11,419
    Miscellaneous                                                       895,009
                                                                  -------------
      Total expenses                                              $  14,715,454
    Fees paid indirectly                                                (95,338)
    Reduction of expenses by distributor                               (326,955)
                                                                  -------------
      Net expenses                                                $  14,293,161
                                                                  -------------
        Net investment loss                                       $  (4,283,095)
                                                                  -------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                       $(160,293,422)
    Foreign currency transactions                                      (440,268)
                                                                  -------------
      Net realized loss on investments and foreign
        currency transactions                                     $(160,733,690)
                                                                  -------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $(114,518,556)
    Translation of assets and liabilities in foreign
        currencies                                                       51,842
                                                                  -------------
      Net unrealized loss on investments and foreign
          currency translation                                    $(114,466,714)
                                                                  -------------
        Net realized and unrealized loss on investments
             and foreign currency                                 $(275,200,404)
                                                                  -------------
          Decrease in net assets from operations                  $(279,483,499)
                                                                  =============

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                         2001                       2000
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                 $  (4,283,095)             $  (1,396,082)
  Net realized gain (loss) on investments and foreign
    currency transactions                                              (160,733,690)               229,338,104
  Net unrealized loss on investments and foreign currency
    translation                                                        (114,466,714)               (77,059,458)
                                                                      -------------              -------------
    Increase (decrease) in net assets from operations                 $(279,483,499)             $ 150,882,564
                                                                      -------------              -------------
Distributions declared to shareholders -
  From net realized loss on investments and foreign
    currency transactions (Class A)                                   $ (79,188,589)             $ (20,046,665)
  From net realized loss on investments and foreign
    currency transactions (Class B)                                     (89,870,272)               (25,906,105)
  From net realized loss on investments and foreign
    currency transactions (Class C)                                     (12,922,547)                (2,240,760)
  From net realized loss on investments and foreign
    currency transactions (Class I)                                      (1,860,884)                  (625,939)
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                              (4,154,693)                      --
  In excess of net realized gain on investments and
    foreign currency transactions (Class B)                              (4,715,116)                      --
  In excess of net realized gain on investments and
    foreign currency transactions (Class C)                                (677,992)                      --
  In excess of net realized gain on investments and
    foreign currency transactions (Class I)                                 (97,633)                      --
                                                                      -------------              -------------
    Total distributions declared to shareholders                      $(193,487,726)             $ (48,819,469)
                                                                      -------------              -------------
Net increase in net assets from fund share transactions               $ 156,805,902              $ 192,781,936
                                                                      -------------              -------------
      Total increase (decrease) in net assets                         $(316,165,323)             $ 294,845,031
Net assets:
  At beginning of period                                                903,556,100                608,711,069
                                                                      -------------              -------------

At end of period (including accumulated net investment
loss of $70,021 and $124,670, respectively)                           $ 587,390,777              $ 903,556,100
                                                                      =============              =============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                             2001               2000             1999             1998             1997
-----------------------------------------------------------------------------------------------------------------------------
                                                CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $27.51             $23.20           $18.27           $20.79           $19.09
                                                 ------             ------           ------           ------           ------
Income (loss) from investment operations# -
  Net investment income (loss)(S)                $(0.03)            $ 0.07           $(0.05)          $(0.01)          $(0.02)
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (6.91)              6.14             6.59            (0.41)            2.77
                                                 ------             ------           ------           ------           ------
      Total from investment operations           $(6.94)            $ 6.21           $ 6.54           $(0.42)          $ 2.75
                                                 ------             ------           ------           ------           ------
Less distributions declared to shareholders -
  From net realized gain on investments
    and foreign currency transactions            $(5.67)            $(1.90)          $(1.61)          $(2.10)          $(1.05)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  (0.30)              --               --               --               --
                                                 ------             ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $(5.97)            $(1.90)          $(1.61)          $(2.10)          $(1.05)
                                                 ------             ------           ------           ------           ------
Net asset value - end of period                  $14.60             $27.51           $23.20           $18.27           $20.79
                                                 ======             ======           ======           ======           ======
Total return(+)                                  (30.91)%            27.22%           38.13%           (1.99)%          15.17%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                       1.52%              1.45%            1.48%            1.49%            1.52%
  Net investment income (loss)                    (0.17)%             0.26%           (0.23)%          (0.06)%          (0.10)%
Portfolio turnover                                  112%               182%             146%             104%             133%
Net assets at end of period (000 Omitted)      $268,548           $389,664         $244,777         $195,194         $204,918
 (S) The distributor voluntarily waived a portion of its fee for the periods indicated. If the fee had been incurred by the fund, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)             $(0.05)            $ 0.04           $(0.07)          $(0.03)          $(0.04)
        Ratios (to average net assets):
          Expenses##                               1.62%              1.55%            1.58%            1.59%            1.62%
          Net investment income (loss)            (0.27)%             0.16%           (0.33)%          (0.16)%          (0.20)%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                             2001               2000             1999             1998             1997
-----------------------------------------------------------------------------------------------------------------------------
                                                CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $26.87             $22.73           $18.06           $20.56           $18.87
                                                 ------             ------           ------           ------           ------
Income (loss) from investment operations# -
  Net investment loss                            $(0.16)            $(0.14)          $(0.20)          $(0.16)          $(0.17)
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (6.74)              6.04             6.48            (0.40)            2.76
                                                 ------             ------           ------           ------           ------
      Total from investment operations           $(6.90)            $ 5.90           $ 6.28           $(0.56)          $ 2.59
                                                 ------             ------           ------           ------           ------
Less distributions declared to
  shareholders -
  From net realized gain on investments
    and foreign currency transactions            $(5.47)            $(1.76)          $(1.61)          $(1.94)          $(0.90)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  (0.29)              --               --               --               --
                                                 ------             ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $(5.76)            $(1.76)          $(1.61)          $(1.94)          $(0.90)
                                                 ------             ------           ------           ------           ------
Net asset value - end of period                  $14.21             $26.87           $22.73           $18.06           $20.56
                                                 ======             ======           ======           ======           ======
Total return                                     (31.39)%            26.26%           37.12%           (2.70)%          14.30%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                       2.27%              2.20%            2.23%            2.24%            2.28%
  Net investment loss                             (0.92)%            (0.47)%          (0.99)%          (0.81)%          (0.87)%
Portfolio turnover                                  112%               182%             146%             104%             133%
Net assets at end of period (000 Omitted)      $268,518           $442,368         $330,542         $259,345         $308,692

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                 2001              2000            1999            1998            1997
-----------------------------------------------------------------------------------------------------------------------------
                                                    CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $26.74            $22.64          $17.99          $20.49          $18.85
                                                     ------            ------          ------          ------          ------
Income (loss) from investment operations# -
  Net investment loss                                $(0.16)           $(0.11)         $(0.20)         $(0.16)         $(0.17)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                  (6.70)             5.99            6.46           (0.40)           2.75
                                                     ------            ------          ------          ------          ------
      Total from investment operations               $(6.86)           $ 5.88          $ 6.26          $(0.56)         $ 2.58
                                                     ------            ------          ------          ------          ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                    $(5.51)           $(1.78)         $(1.61)         $(1.94)         $(0.94)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                      (0.29)             --              --              --              --
                                                     ------            ------          ------          ------          ------
      Total distributions declared to
        shareholders                                 $(5.80)           $(1.78)         $(1.61)         $(1.94)         $(0.94)
                                                     ------            ------          ------          ------          ------
Net asset value - end of period                      $14.08            $26.74          $22.64          $17.99          $20.49
                                                     ======            ======          ======          ======          ======
Total return                                         (31.45)%           26.28%          37.15%          (2.73)%         14.27%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           2.27%             2.20%           2.23%           2.24%           2.25%
  Net investment loss                                 (0.92)%           (0.39)%         (0.99)%         (0.83)%         (0.85)%
Portfolio turnover                                      112%              182%            146%            104%            133%
Net assets at end of period (000 Omitted)           $44,241           $62,520         $26,120         $19,149         $24,662

 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,                             PERIOD ENDED
                                         ------------------------------------------------------------           OCTOBER 31,
                                                2001             2000            1999            1998                 1997*
---------------------------------------------------------------------------------------------------------------------------
                                             CLASS I
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period         $27.71           $23.33          $18.32          $20.84                $18.34
                                              ------           ------          ------          ------                ------
Income (loss) from investment operations# -
  Net investment income                       $ 0.01           $ 0.15          $ --            $ 0.04                $ 0.04
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                   (6.97)            6.19            6.62           (0.40)                 2.46
                                              ------           ------          ------          ------                ------
      Total from investment operations        $(6.96)          $ 6.34          $ 6.62          $(0.36)               $ 2.50
                                               -----            -----           -----           -----                 -----
Less distributions declared
  to shareholders -
  From net realized gain on investments
    and foreign currency transactions         $(5.74)          $(1.96)         $(1.61)         $(2.16)               $ --
  In excess of net realized gain on
    investments and foreign currency
    transactions                               (0.30)            --              --              --                    --
                                              ------           ------          ------          ------                ------
      Total distributions declared to
        shareholders                          $(6.04)          $(1.96)         $(1.61)         $(2.16)               $ --
                                              ------           ------          ------          ------                ------
Net asset value - end of period               $14.71           $27.71          $23.33          $18.32                $20.84
                                              ======           ======          ======          ======                ======
Total return                                  (30.77)%          27.56%          38.55%          (1.64)%               13.58%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                    1.27%            1.20%           1.23%           1.24%                 1.21%+
  Net investment income                         0.08%            0.50%           0.01%           0.19%                 0.20%+
Portfolio turnover                               112%             182%            146%            104%                  133%
Net assets at end of period (000 Omitted)     $6,085           $9,003          $7,272          $5,445                $6,550

 * For the period from the inception of Class I shares, January 2, 1997, through October 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Global Growth Fund (the fund) is a nondiversified series of MFS Series Trust VIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At October 31, 2001, the value of securities loaned was $48,853,447. These loans were collateralized by U.S. Treasury securities of $524,684 and cash of $50,569,209 which was invested in the following short-term obligations:

                                                               IDENTIFIED COST
                                                   SHARES            AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio   50,569,209          $50,569,209

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $81,020 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $14,318 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

During the year ended October 31, 2001, accumulated net investment loss decreased by $4,337,744, accumulated net realized loss on investments and foreign currency transactions decreased by $373,497, and paid-in capital decreased by $4,711,241 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

Foreign Capital Gains Tax - Realized gain is reported net of any foreign capital gains tax in the Statement of Operations.

At October 31, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $159,427,826 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2009.

              EXPIRATION DATE                           AMOUNT
              --------------------------------------------------
              October 31, 2002                      $    --
              October 31, 2003                           --
              October 31, 2004                           --
              October 31, 2005                           --
              October 31, 2006                           --
              October 31, 2007                           --
              October 31, 2008                           --
              October 31, 2009                       159,427,826
                                                    ------------
                  Total                             $159,427,826
                                                    ============

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

      First $1 billion of average net assets                       0.90%
      Average net assets in excess of $1 billion                   0.75%

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $13,027 for the year ended October 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $107,424 for the year ended October 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $48,818 for the year ended October 31, 2001. The Class A distribution fee is currently being waived on a voluntary basis and may be imposed at the discretion of MFD. Fees incurred under the distribution plan during the year ended October 31, 2001, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $27,345 and $2,793 for Class B and Class C shares, respectively, for the year ended October 31, 2001. Fees incurred under the distribution plan during the year ended October 31, 2001, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 2001, were $46,250, $260,711, and $11,885 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $803,113,481 and $810,527,431, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $651,409,185
                                                                  ------------
Gross unrealized depreciation                                     $(96,484,681)
Gross unrealized appreciation                                       34,859,047
                                                                  ------------
    Net unrealized depreciation                                   $(61,625,634)
                                                                  ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                          YEAR ENDED OCTOBER 31, 2001             YEAR ENDED OCTOBER 31, 2000
                                     --------------------------------       ---------------------------------
                                            SHARES             AMOUNT              SHARES              AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                             14,011,059      $ 271,206,918          16,817,540       $ 494,924,574
Shares issued to shareholders
  in reinvestment of distributions       3,833,508         75,865,178             678,907          17,997,219
Shares reacquired                      (13,616,053)      (263,784,465)        (13,883,520)       (408,656,559)
                                     -------------      -------------       -------------       -------------
    Net increase                         4,228,514      $  83,287,631           3,612,927       $ 104,265,234
                                     =============      =============       =============       =============

Class B shares
                                          YEAR ENDED OCTOBER 31, 2001             YEAR ENDED OCTOBER 31, 2000
                                     --------------------------------       ---------------------------------
                                            SHARES             AMOUNT              SHARES              AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                              3,182,337      $  59,026,819           4,826,712       $ 138,761,655
Shares issued to shareholders
  in reinvestment of distributions       4,078,959         79,049,707             820,818          21,376,027
Shares reacquired                       (4,820,965)       (83,292,302)         (3,726,458)       (105,459,568)
                                     -------------      -------------       -------------       -------------
    Net increase                         2,440,331      $  54,784,224           1,921,072       $  54,678,114
                                     =============      =============       =============       =============

Class C shares
                                          YEAR ENDED OCTOBER 31, 2001             YEAR ENDED OCTOBER 31, 2000
                                     --------------------------------       ---------------------------------
                                            SHARES             AMOUNT              SHARES              AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                              1,732,461      $  32,669,977           2,775,914       $  79,119,436
Shares issued to shareholders
  in reinvestment of distributions         581,544         11,171,460              64,902           1,680,932
Shares reacquired                       (1,510,381)       (26,835,216)         (1,656,235)        (47,258,454)
                                     -------------      -------------       -------------       -------------
    Net increase                           803,624      $  17,006,221           1,184,581       $  33,541,914
                                     =============      =============       =============       =============

Class I shares
                                          YEAR ENDED OCTOBER 31, 2001             YEAR ENDED OCTOBER 31, 2000
                                     --------------------------------       ---------------------------------
                                            SHARES             AMOUNT              SHARES              AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                                 56,565      $     998,564             406,996       $  12,785,334
Shares issued to shareholders
  in reinvestment of distributions          98,318          1,958,491              23,522             625,933
Shares reacquired                          (66,298)        (1,229,229)           (417,260)        (13,114,593)
                                     -------------      -------------       -------------       -------------
    Net increase                            88,585      $   1,727,826              13,258       $     296,674
                                     =============      =============       =============       =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $4,217 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Series Trust VIII and Shareholders of MFS Global Growth Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Growth Fund (one of the series comprising MFS Series Trust VIII) (the "Trust"), including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Growth Fund as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 6, 2001

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

FOR THE YEAR ENDED OCTOBER 31, 2001, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS IS 0.96%.

--------------------------------------------------------------------------------

MFS(R) GLOBAL GROWTH FUND

TRUSTEES                                               ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                  Mark E. Bradley*
                                                       Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac             Ellen Moynihan*
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School           SECRETARY
                                                       Stephen E. Cavan*
The Hon. Sir J. David Gibbons, KBE+ - Chief
Executive Officer, Edmund Gibbons Ltd.;                ASSISTANT SECRETARY
Chairman, Colonial Insurance Company, Ltd.             James R. Bordewick, Jr.*

Abby M. O'Neill+ - Private Investor                    CUSTODIAN
                                                       State Street Bank and Trust Company
Walter E. Robb, III+ - President and Treasurer,
Benchmark Advisors, Inc. (corporate financial          AUDITORS
consultants); President, Benchmark Consulting          Deloitte & Touche LLP
Group, Inc. (office services)
                                                       INVESTOR INFORMATION
Arnold D. Scott* - Senior Executive                    For information on MFS mutual funds, call
Vice President, Director, and Secretary,               your investment professional or, for an
MFS Investment Management                              information kit, call toll free: 1-800-637-2929
                                                       any business day from 9 a.m. to 5 p.m.
Jeffrey L. Shames* - Chairman and Chief                Eastern time (or leave a message anytime).
Executive Officer, MFS Investment
Management                                             INVESTOR SERVICE MFS Service Center, Inc.
                                                       P.O. Box 2281
J. Dale Sherratt+ - President, Insight Resources,      Boston, MA 02107-9906
Inc. (acquisition planning specialists)
                                                       For general information, call toll free:
Ward Smith+ - Former Chairman (until 1994),            1-800-225-2606 any business day from
NACCO Industries (holding company)                     8 a.m. to 8 p.m. Eastern time.

INVESTMENT ADVISER                                     For service to speech- or hearing-impaired
Massachusetts Financial Services Company               individuals, call toll free: 1-800-637-6576
500 Boylston Street                                    any business day from 9 a.m. to 5 p.m. Eastern
Boston, MA 02116-3741                                  time. (To use this service, your phone must be
                                                       equipped with a Telecommunications Device for
DISTRIBUTOR                                            the Deaf.) For share prices, account balances,
MFS Fund Distributors, Inc.                            exchanges, or stock and bond outlooks, call
500 Boylston Street                                    toll free: 1-800-MFS-TALK (1-800-637-8255)
Boston, MA 02116-3741                                  anytime from a touch-tone telephone.

CHAIRMAN AND PRESIDENT                                 WORLD WIDE WEB
Jeffrey L. Shames*                                     www.mfs.com

PORTFOLIO MANAGER
John E. Lathrop*

DIRECTOR OF INTERNATIONAL
EQUITY RESEARCH
David A. Antonelli*

TREASURER
James O. Yost*

+ Independent Trustee
* MFS Investment Management

MFS(R) GLOBAL GROWTH FUND                                          ------------
                                                                    PRSRT STD
[logo] M F S(R)                                                    U.S. Postage
INVESTMENT MANAGEMENT                                                  Paid
                                                                       MFS
500 Boylston Street                                                ------------
Boston, MA 02116-3741

(C)2001 MFS Investment Management(R).
MFS(R)investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.            MWF-2 12/01 70M 09/209/309/809